GOODWILL AND OTHER INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2012
Goodwill And Intangible Assets Disclosure [Abstract]
GOODWILL AND OTHER INTANGIBLE ASSETS
10.	GOODWILL AND OTHER INTANGIBLE ASSETS

At December 31, 2012 and 2011, goodwill and other indefinite-lived intangible assets consist of the following:

	December 31, 2012			December 31, 2011
	Gross Carrying Amount	Accumulated Impairment	Net Carrying Amount	Gross Carrying Amount	Accumulated Impairment	Net Carrying Amount
	(In Millions of Dollars)

Goodwill	$1,385	$(598)	$787	$1,340	$(502)	$838
Trademarks and brand names	433	(201)	232	432	(155)	277

	$1,818	$(799)	$1,019	$1,772	$(657)	$1,115

At December 31, 2012 and 2011, definite-lived intangible assets consist of the following:

	December 31, 2012			December 31, 2011
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
	(Millions of Dollars)

Developed technology	$117	$(53)	$64	$115	$(42)	$73
Customer relationships	562	(218)	344	541	(180)	361

	$679	$(271)	$408	$656	$(222)	$434

The Company’s net goodwill balances by reporting segment as of December 31, 2012 and 2011 are as follows:

	December 31	December 31
	2012	2011
	(Millions of Dollars)

Powertrain	$480	$467
Vehicle Components Solutions	307	371

	$787	$838

The Company’s net trademarks and brand names balances by reporting segment as of December 31, 2012 and 2011 are as follows:

	December 31	December 31
	2012	2011
	(Millions of Dollars)

Vehicle Components Solutions	$228	$274
Powertrain	4	3

	$232	$277

The following is a rollforward of the Company’s goodwill and other intangible assets (net) for the years ended December 31, 2012 and 2011:

	Net Goodwill	Trademarks and Brand Names	Total Goodwill and Indefinite- Lived Intangibles	Definite- Lived Intangibles (Net)
	(In Millions of Dollars)

Balance at January 1, 2011	$1,117	$314	$1,431	$484
2011 impairment	(259)	(37)	(296)	—
Tax adjustment	(19)	—	(19)	—
Amortization expense	—	—	—	(48)
Foreign currency	(1)	—	(1)	(2)

Balance at December 31, 2011	838	277	1,115	434
2011 impairment finalization	(1)	—	(1)	—
2012 impairment	(95)	(46)	(141)	—
Alleged defective products liability adjustment	36	—	36	—
Property, plant and equipment adjustment	8	—	8	—
BERU acquisition	—	1	1	22
Amortization expense	—	—	—	(49)
Foreign currency	1	—	1	1

Balance at December 31, 2012	$787	$232	$1,019	$408

Goodwill

As of December 31, 2007, goodwill was determined as the excess of reorganization value over amounts attributable to specific tangible and intangible assets, including developed technology and customer relationships. Goodwill is reviewed for impairment annually as of October 1, or more frequently if impairment indicators exist, in accordance with the subsequent measurement provisions of FASB ASC 350. This impairment analysis compares the fair values of the Company’s reporting units to their related carrying values. If a reporting unit carrying value exceeds its fair value, the Company must then calculate the reporting unit’s implied fair value of goodwill and impairment charges are recorded for any excess of the goodwill carrying value over the implied fair value of goodwill. The reporting units’ fair values are based upon consideration of various valuation methodologies, including projected future cash flows discounted at rates commensurate with the risks involved, guideline transaction multiples, and multiples of current and future earnings.

During the fourth quarter of 2012, the Company determined that it was not properly accounting for alleged defective products as it was recording an expense when a claim was made by a customer as opposed to at point of sale. The Company performed an analysis and determined that it needed to increase its alleged defective products liability by $37 million as of December 31, 2012. As this error predates the Company’s emergence from bankruptcy on December 27, 2007, a $36 million increase to its alleged defective products liability should have been recorded at December 31, 2007 with a direct offset to goodwill.

Due to this retrospective increase in goodwill, the Company re-performed its goodwill impairment testing from 2008 to 2011 and discovered that a previous fresh-start adjustment identified and recorded in 2009 increasing goodwill by $13 million had been incorrectly assigned to one reporting unit instead of being allocated across all reporting units. This specific reporting unit’s goodwill was significantly impaired during the Company’s 2011 annual impairment test, $13 million of which was on goodwill that should not have been assigned to this reporting unit. After properly allocating goodwill to the Company’s reporting units as of December 31, 2007 and re-performing its goodwill impairment testing, the Company determined that the impact to impairment charges taken in each of the years 2008, 2009, 2010 and 2011 was not material to any individual year and the cumulative impact on impairment charges since the December 31, 2007 fresh-start reporting date was less than $1 million.

In June 2012, the Company entered into a definitive agreement to purchase the BERU spark plug business from BorgWarner, Inc. These spark plugs are manufactured in France and Germany and are sold to European original equipment manufacturers. The purchase closed at the end of September 2012 for $52 million, net of cash acquired. The Company has performed a preliminary allocation of the purchase price in accordance with FASB ASC Topic 805, Business Combinations. The Company is utilizing a third party to assist in the fair value determination of certain components of the purchase price allocation, namely fixed assets and intangible assets. The Company has preliminarily recorded $22 million of definite-lived intangible assets (primarily customer relationships) and $1 million of indefinite-lived intangible assets (trademarks) associated with this acquisition.

Effective September 1, 2012, the Company re-segmented its business (see Note 23 for further details). Given the business realignments that occurred due to this re-segmentation and the fact that some reporting units containing goodwill under the former segmentation were being divided within the new Company structure thus requiring the Company to determine the relative fair value of these divided reporting units in order to allocate goodwill, the Company deemed it prudent to perform an interim goodwill impairment test in accordance with FASB ASC 350. As a result of this interim testing, one divided reporting unit that received a relative fair value goodwill allocation of $3 million had a carrying value in excess of fair value, thus requiring the Company to recognize a full impairment charge of $3 million in the third quarter of 2012.

In the second quarter of 2012, the Company determined that goodwill impairment indicators existed in the Company’s friction reporting unit, including lower than expected profits and cash flows due to continued lower aftermarket volumes, further product mix shifts and pressure on margins. In response to these trends, the Company’s board of directors approved a restructuring plan to reduce or eliminate capacity at several high cost facilities and transfer production to lower cost locations. The friction reporting unit goodwill was tested for impairment in accordance with the FASB ASC 350 during the second quarter of 2012. The fair value of friction reporting unit did not support the recorded goodwill and accordingly the Company recognized a full impairment charge of $91 million in the second quarter of 2012.

In the first quarter of 2012, the Company increased goodwill and decreased PP&E by $8 million to correct for PP&E that were incorrectly valued in fresh-start accounting. During 2011, the Company corrected $19 million of tax adjustments that were improperly recorded to goodwill during fresh-start accounting.

Given the complexity of the calculation, the Company had not finalized “Step 2” of its annual goodwill impairment assessment for the year ended December 31, 2011 prior to filing its annual report on Form 10-K. The goodwill impairment charge recognized during the fourth quarter of 2011 was $259 million. During the quarter ended March 31, 2012, the Company completed this assessment, and recorded an additional $1 million goodwill impairment charge.

Other Intangible Assets

The Company performs its annual trademarks and brand names impairment analysis as of October 1, or more frequently if impairment indicators exist, in accordance with the subsequent measurement provisions of FASB ASC 350. In connection with the September 1, 2012 goodwill impairment test, the Company also performed its trademarks and brand names impairment analysis as of September 1, 2012. This impairment analysis compares the fair values of these assets to the related carrying values, and impairment charges are recorded for any excess of carrying values over fair values. These fair values are based upon the prospective stream of hypothetical after-tax royalty cost savings discounted at rates that reflect the rates of return appropriate for these intangible assets. Based upon this annual analysis, the Company recognized a $33 million impairment charge in the third quarter of 2012.

The Company performed a trademarks and brand names impairment analysis in accordance FASB ASC 350 during the second quarter of 2012 due to noted impairment indicators. Based upon this analysis, the Company recognized a $13 million impairment charge in the second quarter of 2012.

The Company recorded amortization expense of $49 million, $48 million and $49 million associated with definite-lived intangible assets during the years ended December 31, 2012, 2011 and 2010, respectively. The Company utilizes the straight line method of amortization, recognized over the estimated useful lives of the assets. The Company’s developed technology intangible assets have useful lives of between 10 and 14 years. The Company’s customer relationships intangible assets have useful lives of between 1 and 16 years. The Company’s estimated future amortization expense for its definite-lived intangible assets is as follows (in millions of dollars):

2013	$48
2014	48
2015	48
2016	46
2017	46
Thereafter	172

$408